Exhibit 99.2

4Q25 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Annual Report on Form 10-K for the year ended December 31, 2025, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Dec 31, 2025 % Change from		Year ended
(in millions, except ratios and per share amounts)	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	% Change
Selected Income Statement Data
Total revenue	$21,292	21,436	20,822	20,149	20,378	(1)%	4	$83,699	82,296	2%
Noninterest expense	13,726	13,846	13,379	13,891	13,900	(1)	(1)	54,842	54,598	—
Pre-tax pre-provision profit (PTPP) (1)	7,566	7,590	7,443	6,258	6,478	—	17	28,857	27,698	4
Provision for credit losses (2)	1,040	681	1,005	932	1,095	53	(5)	3,658	4,334	(16)
Wells Fargo net income	5,361	5,589	5,494	4,894	5,079	(4)	6	21,338	19,722	8
Wells Fargo net income applicable to common stock	5,114	5,341	5,214	4,616	4,801	(4)	7	20,285	18,606	9

Common Share Data
Diluted earnings per common share	1.62	1.66	1.60	1.39	1.43	(2)	13	6.26	5.37	17
Dividends declared per common share	0.45	0.45	0.40	0.40	0.40	—	13	1.70	1.50	13
Common shares outstanding	3,092.6	3,148.9	3,220.4	3,261.7	3,288.9	(2)	(6)
Average common shares outstanding	3,113.8	3,182.2	3,232.7	3,280.4	3,312.8	(2)	(6)	3,201.8	3,426.1	(7)
Diluted average common shares outstanding	3,159.0	3,223.5	3,267.0	3,321.6	3,360.7	(2)	(6)	3,242.3	3,467.6	(6)
Book value per common share (3)	$53.24	52.30	51.13	49.86	48.85	2	9
Tangible book value per common share (3)(4)	45.02	44.18	43.18	42.24	41.24	2	9

Selected Equity Data (period-end)
Total equity	183,038	183,012	182,954	182,906	181,066	—	1
Common stockholders' equity	164,651	164,687	164,644	162,627	160,656	—	2
Tangible common equity (4)	139,219	139,119	139,057	137,776	135,628	—	3

Performance Ratios
Return on average assets (ROA) (5)	1.02%	1.10	1.14	1.03	1.05			1.07%	1.03
Return on average equity (ROE) (6)	12.3	12.8	12.8	11.5	11.7			12.4	11.4
Return on average tangible common equity (ROTCE) (4)	14.5	15.2	15.2	13.6	13.9			14.6	13.4
Efficiency ratio (7)	64	65	64	69	68			66	66
Net interest margin on a taxable-equivalent basis	2.60	2.61	2.68	2.67	2.70			2.64	2.73
Average deposit cost	1.44	1.54	1.52	1.58	1.73			1.52	1.80
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Includes provision for credit losses for loans, debt securities, and other financial assets.
(3)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(4)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 24 and 25.
(5)Represents Wells Fargo net income divided by average assets.
(6)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(7)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Dec 31, 2025 % Change from		Year ended
($ in millions, unless otherwise noted)	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	% Change
Selected Balance Sheet Data (average)
Loans	$955,849	928,677	916,719	908,182	906,353	3%	5	$927,491	915,376	1%
Assets	2,079,777	2,010,200	1,933,371	1,919,661	1,918,536	3	8	1,986,258	1,916,697	4
Deposits	1,377,718	1,339,939	1,331,651	1,339,328	1,353,836	3	2	1,347,245	1,345,915	—

Selected Balance Sheet Data (period-end)
Available-for-sale and Held-to-maturity debt securities	421,596	420,914	406,362	403,456	397,926	—	6
Loans	986,167	943,102	924,418	913,842	912,745	5	8
Allowance for credit losses for loans	14,337	14,311	14,568	14,552	14,636	—	(2)
Assets	2,148,631	2,062,926	1,981,269	1,950,311	1,929,845	4	11
Deposits	1,426,207	1,367,361	1,340,703	1,361,728	1,371,804	4	4

Headcount (#) (period-end)	205,198	210,821	212,804	215,367	217,502	(3)	(6)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	10.6%	11.0	11.1	11.1	11.1
Tier 1 capital	11.9	12.3	12.5	12.6	12.6
Total capital	14.3	14.8	15.0	15.2	15.2
Risk-weighted assets (RWAs) (in billions)	$1,293.4	1,242.4	1,225.9	1,222.0	1,216.1	4	6

Advanced Approach:
Common Equity Tier 1 (CET1)	12.3%	12.7	12.7	12.7	12.4
Tier 1 capital	13.8	14.3	14.3	14.5	14.1
Total capital	15.7	16.2	16.2	16.5	16.1
Risk-weighted assets (RWAs) (in billions)	$1,113.2	1,072.2	1,070.4	1,063.6	1,085.0	4	3

Tier 1 leverage ratio	7.5%	7.7	8.0	8.1	8.1
Supplementary Leverage Ratio (SLR)	6.2	6.4	6.7	6.8	6.7
Total Loss Absorbing Capacity (TLAC) Ratio (3)	23.2	24.6	24.4	25.1	24.8
Liquidity Coverage Ratio (LCR) (4)	119	121	121	125	125
(1)Ratios and metrics for December 31, 2025, are preliminary estimates.
(2)See the table on page 26 for more information on CET1, tier 1 capital, and total capital.
(3)Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches.
(4)Represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Dec 31, 2025 % Change from		Year ended
(in millions, except per share amounts)	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	% Change
Interest income	$22,602	22,419	21,320	20,973	22,055	1%	2	$87,314	90,777	(4)%
Interest expense	10,271	10,469	9,612	9,478	10,219	(2)	1	39,830	43,101	(8)
Net interest income	12,331	11,950	11,708	11,495	11,836	3	4	47,484	47,676	—
Noninterest income
Deposit-related fees	1,291	1,290	1,249	1,269	1,237	—	4	5,099	5,015	2
Lending-related fees	393	384	373	364	388	2	1	1,514	1,500	1
Investment advisory and other asset-based fees	2,803	2,660	2,499	2,536	2,566	5	9	10,498	9,775	7
Commissions and brokerage services fees	657	651	610	638	635	1	3	2,556	2,521	1
Investment banking fees	716	840	696	775	725	(15)	(1)	3,027	2,665	14
Card fees (1)	1,149	1,223	1,173	1,044	1,084	(6)	6	4,589	4,342	6
Mortgage banking	322	268	230	332	294	20	10	1,152	1,047	10
Net gains from trading activities (2)	979	1,408	1,376	1,384	1,003	(30)	(2)	5,147	5,366	(4)
Net gains (losses) from debt securities	3	—	—	(147)	(448)	NM	101	(144)	(920)	84
Net gains (losses) from equity investments	319	149	119	(343)	715	114	(55)	244	1,070	(77)
Other (2)(3)	329	613	789	802	343	(46)	(4)	2,533	2,239	13
Total noninterest income	8,961	9,486	9,114	8,654	8,542	(6)	5	36,215	34,620	5
Total revenue	21,292	21,436	20,822	20,149	20,378	(1)	4	83,699	82,296	2
Provision for credit losses (4)	1,040	681	1,005	932	1,095	53	(5)	3,658	4,334	(16)
Noninterest expense
Personnel	9,077	9,021	8,709	9,474	9,071	1	—	36,281	35,729	2
Technology, telecommunications and equipment	1,374	1,319	1,287	1,223	1,282	4	7	5,203	4,583	14
Occupancy	840	784	766	761	789	7	6	3,151	3,052	3
Professional and outside services	1,236	1,177	1,089	1,038	1,237	5	—	4,540	4,607	(1)
Advertising and promotion	352	295	266	181	243	19	45	1,094	869	26
Other (3)	847	1,250	1,262	1,214	1,278	(32)	(34)	4,573	5,758	(21)
Total noninterest expense	13,726	13,846	13,379	13,891	13,900	(1)	(1)	54,842	54,598	—
Income before income tax expense	6,526	6,909	6,438	5,326	5,383	(6)	21	25,199	23,364	8
Income tax expense	1,103	1,300	916	522	120	(15)	819	3,841	3,399	13
Net income before noncontrolling interests	5,423	5,609	5,522	4,804	5,263	(3)	3	21,358	19,965	7
Less: Net income (loss) from noncontrolling interests	62	20	28	(90)	184	210	(66)	20	243	(92)
Wells Fargo net income	$5,361	5,589	5,494	4,894	5,079	(4)%	6	$21,338	19,722	8%
Less: Preferred stock dividends and other	247	248	280	278	278	—	(11)	1,053	1,116	(6)
Wells Fargo net income applicable to common stock	$5,114	5,341	5,214	4,616	4,801	(4)%	7	$20,285	18,606	9%
Per share information
Earnings per common share	$1.64	1.68	1.61	1.41	1.45	(2)%	13	$6.34	5.43	17%
Diluted earnings per common share	1.62	1.66	1.60	1.39	1.43	(2)	13	6.26	5.37	17
NM – Not meaningful
(1)In April 2025, we completed our acquisition of the remaining interest in our merchant services joint venture. Following the acquisition, the revenue from this business has been included in card fees. Prior to the acquisition, our share of the net earnings of the joint venture was included in other noninterest income.
(2)In fourth quarter 2025, we changed the presentation of certain items on our consolidated balance sheet, including trading assets and liabilities. We also reclassified the gains (losses) related to our physical commodities inventory, including the related hedging impacts, from other noninterest income to net gains from trading activities. Prior period balances have been revised to conform with the current period presentation. See page 27 for additional information.
(3)In fourth quarter 2025, we reclassified lease income into other noninterest income and operating losses and lease expense into other noninterest expense. Prior period balances have been revised to conform with the current period presentation.
(4)Includes provision for credit losses for loans, debt securities, and other financial assets.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Dec 31, 2025 % Change from
(in millions, except shares)	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2025	Dec 31, 2024
Assets
Cash and due from banks	$39,182	34,801	35,081	35,256	37,080	13%	6
Interest-earning deposits with banks	135,028	139,524	159,480	142,309	166,281	(3)	(19)
Federal funds sold and securities borrowed or purchased under resale agreements	193,929	154,576	104,815	126,830	105,330	25	84
Trading assets, at fair value (1)	227,935	225,624	192,933	179,707	168,595	1	35
Available-for-sale debt securities, at fair value	213,573	206,682	184,869	176,229	162,978	3	31
Held-to-maturity debt securities, at amortized cost	208,023	214,232	221,493	227,227	234,948	(3)	(11)
Loans	986,167	943,102	924,418	913,842	912,745	5	8
Allowance for loan losses	(13,797)	(13,744)	(13,961)	(14,029)	(14,183)	—	3
Net loans	972,370	929,358	910,457	899,813	898,562	5	8
Premises and equipment, net	11,395	11,040	10,768	10,357	10,297	3	11
Goodwill	24,967	25,069	25,071	25,066	25,167	—	(1)
Equity investments (1)	40,932	39,267	39,051	40,281	41,374	4	(1)
Other assets (1)	81,297	82,753	97,251	87,236	79,233	(2)	3
Total assets	$2,148,631	2,062,926	1,981,269	1,950,311	1,929,845	4	11
Liabilities
Noninterest-bearing deposits	$365,368	366,814	370,844	377,443	383,616	—	(5)
Interest-bearing deposits	1,060,839	1,000,547	969,859	984,285	988,188	6	7
Total deposits	1,426,207	1,367,361	1,340,703	1,361,728	1,371,804	4	4
Federal funds purchased and securities loaned or sold under repurchase agreements (1)	232,687	202,274	161,618	124,825	95,235	15	144
Short-term borrowings (1)	18,323	16,449	13,361	2,324	2,704	11	578
Trading liabilities, at fair value (1)	45,468	45,258	43,531	44,878	44,813	—	1
Accrued expenses and other liabilities (1)	68,196	70,799	62,865	59,990	61,145	(4)	12
Long-term debt	174,712	177,773	176,237	173,660	173,078	(2)	1
Total liabilities	1,965,593	1,879,914	1,798,315	1,767,405	1,748,779	5	12
Equity
Wells Fargo stockholders’ equity:
Preferred stock	16,608	16,608	16,608	18,608	18,608	—	(11)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	61,288	61,016	60,669	60,275	60,817	—	1
Retained earnings	228,873	225,189	221,308	217,405	214,198	2	7
Accumulated other comprehensive loss	(6,673)	(7,647)	(9,366)	(9,998)	(12,176)	13	45
Treasury stock (2)	(128,115)	(123,148)	(117,244)	(114,336)	(111,463)	(4)	(15)
Total Wells Fargo stockholders’ equity	181,117	181,154	181,111	181,090	179,120	—	1
Noncontrolling interests	1,921	1,858	1,843	1,816	1,946	3	(1)
Total equity	183,038	183,012	182,954	182,906	181,066	—	1
Total liabilities and equity	$2,148,631	2,062,926	1,981,269	1,950,311	1,929,845	4	11
(1)In fourth quarter 2025, we changed the presentation of certain items on our consolidated balance sheet, including trading assets and liabilities and short-term borrowings. Prior period balances have been revised to conform with the current period presentation.
(2)Number of shares of treasury stock were 2,389,192,624, 2,332,874,793, 2,261,443,304, 2,220,135,208, and 2,192,867,645 at December 31, September 30, June 30, and March 31, 2025, and December 31, 2024, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS) (1)

	Quarter ended					Dec 31, 2025 % Change from		Year ended		% Change
($ in millions)	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
Average Balances

Assets
Interest-earning deposits with banks	$144,428	158,704	137,136	150,855	171,100	(9)%	(16)	$147,793	189,261	(22)%
Federal funds sold and securities borrowed or purchased under resale agreements	159,759	120,900	105,987	101,175	93,294	32	71	122,113	79,128	54
Trading assets (2)	183,706	172,409	157,704	156,417	148,425	7	24	167,647	138,446	21
Available-for-sale debt securities	212,487	200,309	187,390	175,550	168,511	6	26	194,053	154,866	25
Held-to-maturity debt securities	213,545	221,447	227,525	233,952	242,961	(4)	(12)	224,054	254,048	(12)
Loans	955,849	928,677	916,719	908,182	906,353	3	5	927,491	915,376	1
Equity investments (2)	11,712	12,450	12,039	12,084	11,853	(6)	(1)	12,072	11,986	1
Other interest-earning assets (2)	17,809	17,614	17,660	14,102	13,861	1	28	16,808	13,084	28
Total interest-earning assets	1,899,295	1,832,510	1,762,160	1,752,317	1,756,358	4	8	1,812,031	1,756,195	3
Total noninterest-earning assets	180,482	177,690	171,211	167,344	162,178	2	11	174,227	160,502	9
Total assets	$2,079,777	2,010,200	1,933,371	1,919,661	1,918,536	3	8	$1,986,258	1,916,697	4
Liabilities
Interest-bearing deposits	$1,020,494	984,197	970,684	972,927	984,438	4	4	$987,198	993,536	(1)
Federal funds purchased and securities loaned or sold under repurchase agreements (2)	215,871	182,636	130,388	115,503	96,911	18	123	161,433	91,363	77
Short-term borrowings (2)	10,869	17,936	6,455	2,459	1,877	(39)	479	9,476	3,458	174
Trading liabilities (2)	35,702	33,086	30,937	30,561	28,031	8	27	32,587	26,729	22
Long-term debt	177,130	175,944	175,289	173,052	175,414	1	1	175,366	184,551	(5)
Other interest-bearing liabilities (2)	19,619	20,382	20,906	18,618	18,604	(4)	5	19,745	18,270	8
Total interest-bearing liabilities	1,479,685	1,414,181	1,334,659	1,313,120	1,305,275	5	13	1,385,805	1,317,907	5
Noninterest-bearing deposits	357,224	355,742	360,967	366,401	369,398	—	(3)	360,047	352,379	2
Other noninterest-bearing liabilities	59,024	56,849	54,477	56,782	60,930	4	(3)	56,930	62,532	(9)
Total liabilities	1,895,933	1,826,772	1,750,103	1,736,303	1,735,603	4	9	1,802,782	1,732,818	4
Total equity	183,844	183,428	183,268	183,358	182,933	—	—	183,476	183,879	—
Total liabilities and equity	$2,079,777	2,010,200	1,933,371	1,919,661	1,918,536	3	8	$1,986,258	1,916,697	4

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	3.65%	4.01	3.96	3.96	4.36			3.90%	4.85
Federal funds sold and securities borrowed or purchased under resale agreements	3.95	4.22	4.19	4.26	4.66			4.13	5.08
Trading assets (2)	4.11	3.97	4.02	3.91	3.98			4.00	4.01
Available-for-sale debt securities	4.60	4.66	4.62	4.48	4.45			4.59	4.26
Held-to-maturity debt securities	2.27	2.32	2.35	2.41	2.51			2.34	2.61
Loans	5.78	5.97	5.95	5.96	6.16			5.91	6.34
Equity investments (2)	2.64	2.22	2.19	2.62	2.83			2.41	3.22
Other interest-earning assets (2)	4.78	5.61	4.24	4.59	5.11			4.81	5.71
Total interest-earning assets	4.75	4.88	4.87	4.85	5.02			4.84	5.19
Interest-bearing liabilities
Interest-bearing deposits	1.94	2.09	2.09	2.17	2.37			2.07	2.44
Federal funds purchased and securities loaned or sold under repurchase agreements (2)	4.05	4.39	4.40	4.40	4.80			4.28	5.22
Short-term borrowings (2)	4.47	4.68	5.04	5.48	6.02			4.73	6.22
Trading liabilities (2)	3.23	3.20	3.19	3.17	3.07			3.20	3.07
Long-term debt	5.61	5.89	5.95	5.97	6.35			5.85	6.75
Other interest-bearing liabilities (2)	3.61	3.75	3.61	3.52	3.04			3.63	3.06
Total interest-bearing liabilities	2.76	2.94	2.89	2.92	3.12			2.87	3.27

Interest rate spread on a taxable-equivalent basis (3)	1.99	1.94	1.98	1.93	1.90			1.97	1.92
Net interest margin on a taxable-equivalent basis (3)	2.60	2.61	2.68	2.67	2.70			2.64	2.73
(1)The average balance amounts represent amortized costs. The average interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)In fourth quarter 2025, we changed the presentation of certain items on our consolidated balance sheet, including trading assets and liabilities and short-term borrowings. Prior period balances have been revised to conform with the current period presentation.
(3)Includes taxable-equivalent adjustments of $74 million, $75 million, $77 million, $77 million, and $78 million for the quarters ended December 31, September 30, June 30, and March 31, 2025, and December 31, 2024, respectively, and $303 million and $340 million for the years ended December 31, 2025 and 2024, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended December 31, 2025
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$7,536	1,993	2,082	993	(199)	(74)	12,331
Noninterest income	2,035	1,086	2,534	3,367	388	(449)	8,961
Total revenue	9,571	3,079	4,616	4,360	189	(523)	21,292
Provision for credit losses	911	105	78	(9)	(45)	—	1,040
Noninterest expense	5,820	1,443	2,347	3,492	624	—	13,726
Income (loss) before income tax expense (benefit)	2,840	1,531	2,191	877	(390)	(523)	6,526
Income tax expense (benefit)	712	387	552	221	(246)	(523)	1,103
Net income (loss) before noncontrolling interests	2,128	1,144	1,639	656	(144)	—	5,423
Less: Net income from noncontrolling interests	—	2	—	—	60	—	62
Net income (loss)	$2,128	1,142	1,639	656	(204)	—	5,361

					Quarter ended September 30, 2025
Net interest income	$7,505	1,949	1,870	974	(273)	(75)	11,950
Noninterest income	2,145	1,092	3,009	3,222	449	(431)	9,486
Total revenue	9,650	3,041	4,879	4,196	176	(506)	21,436
Provision for credit losses	767	39	(107)	(14)	(4)	—	681
Noninterest expense	5,968	1,445	2,362	3,421	650	—	13,846
Income (loss) before income tax expense (benefit)	2,915	1,557	2,624	789	(470)	(506)	6,909
Income tax expense (benefit)	730	393	658	198	(173)	(506)	1,300
Net income (loss) before noncontrolling interests	2,185	1,164	1,966	591	(297)	—	5,609
Less: Net income from noncontrolling interests	—	2	—	—	18	—	20
Net income (loss)	$2,185	1,162	1,966	591	(315)	—	5,589

					Quarter ended December 31, 2024
Net interest income	$7,020	2,248	2,054	856	(264)	(78)	11,836
Noninterest income	1,960	923	2,559	3,102	368	(370)	8,542
Total revenue	8,980	3,171	4,613	3,958	104	(448)	20,378
Provision for credit losses	911	33	205	(27)	(27)	—	1,095
Noninterest expense	5,925	1,525	2,300	3,307	843	—	13,900
Income (loss) before income tax expense (benefit)	2,144	1,613	2,108	678	(712)	(448)	5,383
Income tax expense (benefit)	542	408	528	170	(1,080)	(448)	120
Net income before noncontrolling interests	1,602	1,205	1,580	508	368	—	5,263
Less: Net income from noncontrolling interests	—	2	—	—	182	—	184
Net income	$1,602	1,203	1,580	508	186	—	5,079
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of expense allocations, in support of the reportable operating segments (including funds transfer pricing, capital, and liquidity), as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for affordable housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (continued) (1)

					Year ended December 31, 2025
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$29,183	7,902	7,557	3,684	(539)	(303)	47,484
Noninterest income	8,179	4,076	11,675	12,644	1,286	(1,645)	36,215
Total revenue	37,362	11,978	19,232	16,328	747	(1,948)	83,699
Provision for credit losses	3,362	288	74	—	(66)	—	3,658
Noninterest expense	23,515	6,077	9,436	13,518	2,296	—	54,842
Income (loss) before income tax expense (benefit)	10,485	5,613	9,722	2,810	(1,483)	(1,948)	25,199
Income tax expense (benefit)	2,620	1,421	2,439	691	(1,382)	(1,948)	3,841
Net income (loss) before noncontrolling interests	7,865	4,192	7,283	2,119	(101)	—	21,358
Less: Net income from noncontrolling interests	—	8	—	—	12	—	20
Net income (loss)	$7,865	4,184	7,283	2,119	(113)	—	21,338

					Year ended December 31, 2024
Net interest income	$28,303	9,096	7,935	3,473	(791)	(340)	47,676
Noninterest income	7,898	3,682	11,409	11,963	1,129	(1,461)	34,620
Total revenue	36,201	12,778	19,344	15,436	338	(1,801)	82,296
Provision for credit losses	3,561	290	521	(22)	(16)	—	4,334
Noninterest expense	23,274	6,190	9,029	12,884	3,221	—	54,598
Income (loss) before income tax expense (benefit)	9,366	6,298	9,794	2,574	(2,867)	(1,801)	23,364
Income tax expense (benefit)	2,357	1,599	2,456	672	(1,884)	(1,801)	3,399
Net income (loss) before noncontrolling interests	7,009	4,699	7,338	1,902	(983)	—	19,965
Less: Net income from noncontrolling interests	—	10	—	—	233	—	243
Net income (loss)	$7,009	4,689	7,338	1,902	(1,216)	—	19,722
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of expense allocations, in support of the reportable operating segments (including funds transfer pricing, capital, and liquidity), as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for affordable housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Dec 31, 2025 % Change from		Year ended
($ in millions)	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	% Change
Income Statement
Net interest income	$7,536	7,505	7,199	6,943	7,020	—%	7	$29,183	28,303	3%
Noninterest income:
Deposit-related fees	692	698	653	651	657	(1)	5	2,694	2,734	(1)
Card fees (1)	1,088	1,162	1,109	978	1,019	(6)	7	4,337	4,076	6
Mortgage banking	179	199	169	222	185	(10)	(3)	769	650	18
Other	76	86	98	119	99	(12)	(23)	379	438	(13)
Total noninterest income	2,035	2,145	2,029	1,970	1,960	(5)	4	8,179	7,898	4
Total revenue	9,571	9,650	9,228	8,913	8,980	(1)	7	37,362	36,201	3
Net charge-offs	775	766	818	877	887	1	(13)	3,236	3,546	(9)
Change in the allowance for credit losses	136	1	127	(138)	24	NM	467	126	15	740
Provision for credit losses	911	767	945	739	911	19	—	3,362	3,561	(6)
Noninterest expense	5,820	5,968	5,799	5,928	5,925	(2)	(2)	23,515	23,274	1
Income before income tax expense	2,840	2,915	2,484	2,246	2,144	(3)	32	10,485	9,366	12
Income tax expense	712	730	621	557	542	(2)	31	2,620	2,357	11
Net income	$2,128	2,185	1,863	1,689	1,602	(3)	33	$7,865	7,009	12
Revenue by Line of Business
Consumer, Small and Business Banking	$6,591	6,567	6,288	5,981	6,067	—	9	$25,427	24,510	4
Consumer Lending:
Home Lending	807	870	821	866	854	(7)	(6)	3,364	3,383	(1)
Credit Card (1)	1,600	1,663	1,588	1,524	1,489	(4)	7	6,375	5,908	8
Auto	282	256	241	237	263	10	7	1,016	1,118	(9)
Personal Lending	291	294	290	305	307	(1)	(5)	1,180	1,282	(8)
Total revenue	$9,571	9,650	9,228	8,913	8,980	(1)	7	$37,362	36,201	3
Selected Balance Sheet Data (average)
Loans by Line of Business:
Consumer, Small and Business Banking (2)	$13,487	13,700	5,913	6,034	6,105	(2)	121	$9,815	6,292	56
Consumer Lending:
Home Lending	200,226	201,803	203,556	205,507	207,780	(1)	(4)	202,756	210,972	(4)
Credit Card	52,898	51,121	49,947	50,109	50,243	3	5	51,027	48,322	6
Auto	48,699	44,775	42,366	42,498	43,005	9	13	44,602	45,048	(1)
Personal Lending	13,977	13,880	13,651	13,902	14,291	1	(2)	13,852	14,529	(5)
Total loans	$329,287	325,279	315,433	318,050	321,424	1	2	$322,052	325,163	(1)
Total deposits (2)	778,646	781,329	781,384	778,601	773,631	—	1	779,994	774,660	1
Allocated capital	45,500	45,500	45,500	45,500	45,500	—	—	45,500	45,500	—

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Consumer, Small and Business Banking (2)	$13,674	13,789	6,033	6,144	6,256	(1)	119
Consumer Lending:
Home Lending	199,742	201,345	203,062	204,656	207,022	(1)	(4)
Credit Card	54,059	51,572	50,084	49,518	50,992	5	6
Auto	50,954	46,524	43,373	41,999	42,914	10	19
Personal Lending	14,052	13,984	13,790	13,656	14,246	—	(1)
Total loans	$332,481	327,214	316,342	315,973	321,430	2	3
Total deposits (2)	790,962	782,292	780,978	798,841	783,490	1	1
NM – Not meaningful
(1)In April 2025, we completed our acquisition of the remaining interest in our merchant services joint venture. Following the acquisition, the revenue from this business has been included in card fees. Prior to the acquisition, our share of the net earnings of the joint venture was included in other noninterest income.
(2)In third quarter 2025, we prospectively transferred approximately $8 billion of loans and approximately $6 billion of deposits related to certain business customers from the Commercial Banking operating segment to Consumer, Small and Business Banking in the Consumer Banking and Lending operating segment.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Dec 31, 2025 % Change from		Year ended
($ in millions, unless otherwise noted)	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	% Change
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	18.0%	18.5	15.9	14.5	13.4			16.7%	14.8
Efficiency ratio (2)	61	62	63	67	66			63	64
Retail bank branches (#, period-end)	4,090	4,108	4,135	4,155	4,177	—%	(2)
Digital active customers (# in millions, period-end) (3)	37.2	37.0	36.6	36.7	36.0	1	3
Mobile active customers (# in millions, period-end) (3)	32.8	32.5	32.1	31.8	31.4	1	4

Consumer, Small and Business Banking:
Deposit spread (4)	2.65%	2.63	2.57	2.47	2.46			2.58%	2.50
Debit card purchase volume ($ in billions) (5)	$137.3	133.6	133.6	126.0	131.0	3	5	$530.5	507.5	5%
Debit card purchase transactions (# in millions) (5)	2,696	2,674	2,655	2,486	2,622	1	3	10,511	10,230	3

Home Lending:
Mortgage banking:
Net servicing income	$150	152	136	181	128	(1)	17	$619	422	47
Net gains on mortgage loan originations/sales	29	47	33	41	57	(38)	(49)	150	228	(34)
Total mortgage banking	$179	199	169	222	185	(10)	(3)	$769	650	18

Mortgage loan originations ($ in billions)	$7.5	7.0	7.4	4.4	5.9	7	27	$26.3	20.2	30
% of originations held for sale (HFS)	21.9%	31.0	34.0	38.2	40.3			30.4%	40.6
Third party mortgage loans serviced ($ in billions, period-end) (6)	$397.0	433.8	455.5	471.1	486.9	(8)	(18)
Mortgage servicing rights (MSR) carrying value (period-end)	5,696	6,167	6,417	6,536	6,844	(8)	(17)
Home lending loans 30+ days delinquency rate (period-end) (7)(8)(9)	0.31%	0.32	0.30	0.29	0.29

Credit Card (5):
Credit card purchase volume ($ in billions)	$49.7	47.4	46.4	42.5	45.1	5	10	$186.0	170.5	9
Credit card new accounts (# in thousands)	819	914	643	554	486	(10)	69	2,930	2,429	21
Credit card loans 30+ days delinquency rate (period-end) (8)(9)	2.80%	2.69	2.64	2.82	2.91
Credit card loans 90+ days delinquency rate (period-end) (8)(9)	1.43	1.34	1.32	1.46	1.51

Auto:
Auto loan originations ($ in billions)	$10.2	8.8	6.9	4.6	5.0	16	104	$30.5	16.9	80
Auto loans 30+ days delinquency rate (period-end) (8)(9)	1.52%	1.54	1.72	1.87	2.31
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Reflects combined activity for consumer and small business customers.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans that are insured or guaranteed by U.S. government agencies.
(8)Excludes loans held for sale.
(9)Delinquency balances exclude nonaccrual loans.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Dec 31, 2025 % Change from		Year ended
($ in millions)	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	% Change
Income Statement
Net interest income	$1,993	1,949	1,983	1,977	2,248	2%	(11)	$7,902	9,096	(13)%
Noninterest income:
Deposit-related fees	320	311	324	335	303	3	6	1,290	1,180	9
Lending-related fees	147	144	138	136	140	2	5	565	555	2
Lease income	115	119	116	123	124	(3)	(7)	473	532	(11)
Other	504	518	372	354	356	(3)	42	1,748	1,415	24
Total noninterest income	1,086	1,092	950	948	923	(1)	18	4,076	3,682	11
Total revenue	3,079	3,041	2,933	2,925	3,171	1	(3)	11,978	12,778	(6)
Net charge-offs	96	83	98	41	111	16	(14)	318	333	(5)
Change in the allowance for credit losses	9	(44)	(141)	146	(78)	120	112	(30)	(43)	30
Provision for credit losses	105	39	(43)	187	33	169	218	288	290	(1)
Noninterest expense	1,443	1,445	1,519	1,670	1,525	—	(5)	6,077	6,190	(2)
Income before income tax expense	1,531	1,557	1,457	1,068	1,613	(2)	(5)	5,613	6,298	(11)
Income tax expense	387	393	369	272	408	(2)	(5)	1,421	1,599	(11)
Less: Net income from noncontrolling interests	2	2	2	2	2	—	—	8	10	(20)
Net income	$1,142	1,162	1,086	794	1,203	(2)	(5)	$4,184	4,689	(11)

Revenue by Product
Lending and leasing	$1,254	1,251	1,262	1,267	1,291	—	(3)	$5,034	5,201	(3)
Treasury management and payments	1,284	1,206	1,250	1,260	1,423	6	(10)	5,000	5,690	(12)
Other	541	584	421	398	457	(7)	18	1,944	1,887	3
Total revenue	$3,079	3,041	2,933	2,925	3,171	1	(3)	$11,978	12,778	(6)

Selected Metrics
Return on allocated capital	16.5%	16.8	15.8	11.4	17.4			15.1%	17.1
Efficiency ratio	47	48	52	57	48			51	48

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Dec 31, 2025 % Change from		Year ended
($ in millions)	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$170,565	166,946	167,134	164,113	162,060	2%	5	$167,207	162,827	3%
Commercial real estate	38,405	37,605	44,373	44,598	44,555	2	(14)	41,218	44,898	(8)
Lease financing and other	15,046	14,805	14,954	15,093	15,180	2	(1)	14,974	15,332	(2)
Total loans (1)	$224,016	219,356	226,461	223,804	221,795	2	1	$223,399	223,057	—

Total deposits (1)	180,989	171,976	177,994	182,859	184,293	5	(2)	178,432	172,129	4
Allocated capital	26,000	26,000	26,000	26,000	26,000	—	—	26,000	26,000	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$173,931	170,031	169,958	168,369	163,464	2	6
Commercial real estate	39,227	38,030	44,484	44,788	44,506	3	(12)
Lease financing and other	15,469	15,174	15,102	15,109	15,348	2	1
Total loans (1)	$228,627	223,235	229,544	228,266	223,318	2	2

Total deposits (1)	190,004	176,954	179,848	181,469	188,650	7	1
(1)In third quarter 2025, we prospectively transferred approximately $8 billion of loans and approximately $6 billion of deposits related to certain business customers from the Commercial Banking operating segment to Consumer, Small and Business Banking in the Consumer Banking and Lending operating segment.

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Dec 31, 2025 % Change from		Year ended
($ in millions)	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	% Change
Income Statement
Net interest income	$2,082	1,870	1,815	1,790	2,054	11%	1	$7,557	7,935	(5)%
Noninterest income:
Deposit-related fees	272	273	266	275	269	—	1	1,086	1,073	1
Lending-related fees	220	214	209	201	221	3	—	844	842	—
Investment banking fees	694	826	700	765	726	(16)	(4)	2,985	2,675	12
Net gains from trading activities (1)	927	1,367	1,335	1,358	986	(32)	(6)	4,987	5,173	(4)
Other (1)	421	329	348	675	357	28	18	1,773	1,646	8
Total noninterest income	2,534	3,009	2,858	3,274	2,559	(16)	(1)	11,675	11,409	2
Total revenue	4,616	4,879	4,673	5,064	4,613	(5)	—	19,232	19,344	(1)
Net charge-offs	182	96	75	97	214	90	(15)	450	909	(50)
Change in the allowance for credit losses	(104)	(203)	28	(97)	(9)	49	NM	(376)	(388)	3
Provision for credit losses	78	(107)	103	—	205	173	(62)	74	521	(86)
Noninterest expense	2,347	2,362	2,251	2,476	2,300	(1)	2	9,436	9,029	5
Income before income tax expense	2,191	2,624	2,319	2,588	2,108	(17)	4	9,722	9,794	(1)
Income tax expense	552	658	582	647	528	(16)	5	2,439	2,456	(1)
Net income	$1,639	1,966	1,737	1,941	1,580	(17)	4	$7,283	7,338	(1)

Revenue by Line of Business
Banking:
Lending	$656	647	601	618	691	1	(5)	$2,522	2,758	(9)
Treasury Management and Payments	648	630	611	618	644	3	1	2,507	2,712	(8)
Investment Banking	457	554	463	534	491	(18)	(7)	2,008	1,814	11
Total Banking	1,761	1,831	1,675	1,770	1,826	(4)	(4)	7,037	7,284	(3)
Commercial Real Estate	1,236	1,186	1,212	1,449	1,274	4	(3)	5,083	5,144	(1)
Markets:
Fixed Income, Currencies, and Commodities (FICC)	1,164	1,355	1,391	1,382	1,179	(14)	(1)	5,292	5,093	4
Equities	453	450	387	448	385	1	18	1,738	1,789	(3)
Credit Adjustment (CVA/DVA/FVA) and Other (2)	(15)	48	1	(3)	(71)	NM	79	31	(14)	321
Total Markets	1,602	1,853	1,779	1,827	1,493	(14)	7	7,061	6,868	3
Other	17	9	7	18	20	89	(15)	51	48	6
Total revenue	$4,616	4,879	4,673	5,064	4,613	(5)	—	$19,232	19,344	(1)

Selected Metrics
Return on allocated capital	13.8%	16.8	14.9	17.0	13.4			15.6%	15.7
Efficiency ratio	51	48	48	49	50			49	47
NM – Not meaningful
(1)In fourth quarter 2025, we changed the presentation of certain items on our consolidated balance sheet, including trading assets and liabilities. We also reclassified the gains (losses) related to our physical commodities inventory, including the related hedging impacts, from other noninterest income to net gains from trading activities. Prior period balances have been revised to conform with the current period presentation. See page 27 for additional information.
(2)In fourth quarter 2024, we implemented a change to incorporate funding valuation adjustments (FVA) for our derivatives, which resulted in a loss of $85 million.

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Dec 31, 2025 % Change from		Year ended
($ in millions)	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$233,429	214,774	202,473	192,654	185,677	9%	26	$210,955	183,792	15%
Commercial real estate	79,437	81,121	83,413	84,633	88,285	(2)	(10)	82,134	93,247	(12)
Total loans	$312,866	295,895	285,886	277,287	273,962	6	14	$293,089	277,039	6

Loans by Line of Business:
Banking	$100,961	92,787	88,994	86,528	85,722	9	18	$92,358	87,318	6
Commercial Real Estate	116,584	117,115	117,917	117,318	119,414	—	(2)	117,232	125,799	(7)
Markets	95,321	85,993	78,975	73,441	68,826	11	38	83,499	63,922	31
Total loans	$312,866	295,895	285,886	277,287	273,962	6	14	$293,089	277,039	6
Trading-related assets:
Trading assets, excluding derivative assets (1)	$197,928	177,045	158,449	159,548	149,082	12	33	$173,358	138,764	25
Derivative assets	22,392	22,682	23,404	19,688	20,254	(1)	11	22,051	18,883	17
Reverse repurchase agreements/securities borrowed	144,040	115,868	101,894	97,171	87,517	24	65	114,875	72,374	59
Total trading-related assets (1)	$364,360	315,595	283,747	276,407	256,853	15	42	$310,284	230,021	35
Total assets	735,281	679,877	641,499	611,037	588,154	8	25	667,299	568,035	17
Total deposits	214,520	204,056	202,420	203,914	205,077	5	5	206,251	192,592	7
Allocated capital	44,000	44,000	44,000	44,000	44,000	—	—	44,000	44,000	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$253,004	224,462	208,161	197,142	192,573	13	31
Commercial real estate	80,505	79,518	82,417	83,522	86,107	1	(7)
Total loans	$333,509	303,980	290,578	280,664	278,680	10	20

Loans by Line of Business:
Banking	$111,260	95,215	90,999	88,239	86,328	17	29
Commercial Real Estate	118,516	116,314	117,233	116,051	117,213	2	1
Markets	103,733	92,451	82,346	76,374	75,139	12	38
Total loans	$333,509	303,980	290,578	280,664	278,680	10	20
Trading-related assets:
Trading assets, excluding derivative assets (1)	$205,356	202,471	168,029	160,166	147,514	1	39
Derivative assets	22,474	22,574	24,700	18,883	21,332	—	5
Reverse repurchase agreements/securities borrowed	170,661	130,196	100,268	122,875	96,470	31	77
Total trading-related assets (1)	$398,491	355,241	292,997	301,924	265,316	12	50
Total assets	787,751	715,683	658,029	632,478	597,278	10	32
Total deposits	224,146	211,051	208,048	209,200	212,948	6	5
(1)In fourth quarter 2025, we changed the presentation of certain items on our consolidated balance sheet, including trading assets. Prior period balances have been revised to conform with the current period presentation.

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Dec 31, 2025 % Change from		Year ended
($ in millions, unless otherwise noted)	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	% Change
Income Statement
Net interest income	$993	974	891	826	856	2%	16	$3,684	3,473	6%
Noninterest income:
Investment advisory and other asset-based fees	2,744	2,601	2,440	2,474	2,504	5	10	10,259	9,534	8
Commissions and brokerage services fees	560	557	511	534	539	1	4	2,162	2,153	—
Other	63	64	56	40	59	(2)	7	223	276	(19)
Total noninterest income	3,367	3,222	3,007	3,048	3,102	5	9	12,644	11,963	6
Total revenue	4,360	4,196	3,898	3,874	3,958	4	10	16,328	15,436	6
Net charge-offs	—	(1)	6	(6)	(1)	100	100	(1)	(2)	50
Change in the allowance for credit losses	(9)	(13)	6	17	(26)	31	65	1	(20)	105
Provision for credit losses	(9)	(14)	12	11	(27)	36	67	—	(22)	100
Noninterest expense	3,492	3,421	3,245	3,360	3,307	2	6	13,518	12,884	5
Income before income tax expense	877	789	641	503	678	11	29	2,810	2,574	9
Income tax expense	221	198	161	111	170	12	30	691	672	3
Net income	$656	591	480	392	508	11	29	$2,119	1,902	11

Selected Metrics
Return on allocated capital	39.1%	35.1	28.7	23.6	30.2			31.7%	28.3
Efficiency ratio	80	82	83	87	84			83	83
Client assets ($ in billions, period-end):
Advisory assets	$1,127	1,104	1,042	980	998	2	13
Other brokerage assets and deposits	1,382	1,369	1,304	1,253	1,295	1	7
Total client assets	$2,509	2,473	2,346	2,233	2,293	1	9

Selected Balance Sheet Data (average)
Total loans	$88,663	86,150	84,871	84,344	83,570	3	6	$86,019	83,005	4
Total deposits	134,539	127,377	123,611	123,378	118,327	6	14	127,257	107,689	18
Allocated capital	6,500	6,500	6,500	6,500	6,500	—	—	6,500	6,500	—

Selected Balance Sheet Data (period-end)
Total loans	$90,635	87,752	84,990	84,444	84,340	3	7
Total deposits	147,616	132,657	122,912	124,582	127,008	11	16

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Dec 31, 2025 % Change from		Year ended
($ in millions)	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	% Change
Income Statement
Net interest income	$(199)	(273)	(103)	36	(264)	27%	25	$(539)	(791)	32%
Noninterest income	388	449	662	(213)	368	(14)	5	1,286	1,129	14
Total revenue	189	176	559	(177)	104	7	82	747	338	121
Net charge-offs	(23)	10	—	—	(23)	NM	—	(13)	(27)	52
Change in the allowance for credit losses	(22)	(14)	(12)	(5)	(4)	(57)	NM	(53)	11	NM
Provision for credit losses	(45)	(4)	(12)	(5)	(27)	NM	(67)	(66)	(16)	NM
Noninterest expense	624	650	565	457	843	(4)	(26)	2,296	3,221	(29)
Income (loss) before income tax benefit	(390)	(470)	6	(629)	(712)	17	45	(1,483)	(2,867)	48
Income tax benefit	(246)	(173)	(348)	(615)	(1,080)	(42)	77	(1,382)	(1,884)	27
Less: Net income (loss) from noncontrolling interests	60	18	26	(92)	182	233	(67)	12	233	(95)
Net income (loss)	$(204)	(315)	328	78	186	35	NM	$(113)	(1,216)	91

Selected Balance Sheet Data (average)
Available-for-sale debt securities	$203,202	188,103	172,879	161,430	153,969	8	32	$181,536	138,983	31
Held-to-maturity debt securities	206,595	214,409	220,364	226,714	235,661	(4)	(12)	216,958	246,577	(12)
Equity investments	16,062	16,450	15,493	15,398	15,027	(2)	7	15,854	15,441	3
Total assets	638,732	636,359	601,010	618,339	639,324	—	—	623,701	652,024	(4)
Total deposits	69,024	55,201	46,242	50,576	72,508	25	(5)	55,311	98,845	(44)

Selected Balance Sheet Data (period-end)
Available-for-sale debt securities	$205,670	198,665	176,235	167,634	154,397	4	33
Held-to-maturity debt securities	204,811	211,069	218,360	224,111	231,892	(3)	(12)
Equity investments	16,451	16,273	15,907	15,138	15,437	1	7
Total assets	638,664	642,044	624,556	621,445	633,799	(1)	1
Total deposits	73,479	64,407	48,917	47,636	59,708	14	23
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of expense allocations, in support of the reportable operating segments (including funds transfer pricing, capital, and liquidity), as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Dec 31, 2025 $ Change from
($ in millions)	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2025	Dec 31, 2024
Period-End Loans
Commercial and industrial	$452,068	417,904	402,150	390,533	381,241	34,164	70,827
Commercial real estate	132,284	130,250	132,560	134,035	136,505	2,034	(4,221)
Lease financing	15,543	15,311	15,060	16,131	16,413	232	(870)
Total commercial	599,895	563,465	549,770	540,699	534,159	36,430	65,736
Residential mortgage	242,190	243,910	245,755	247,613	250,269	(1,720)	(8,079)
Credit card	59,540	56,996	55,318	54,608	56,542	2,544	2,998
Auto	50,487	46,041	42,878	41,482	42,367	4,446	8,120
Other consumer (1)	34,055	32,690	30,697	29,440	29,408	1,365	4,647
Total consumer	386,272	379,637	374,648	373,143	378,586	6,635	7,686
Total loans	$986,167	943,102	924,418	913,842	912,745	43,065	73,422

Average Loans
Commercial and industrial	$427,616	405,753	393,602	381,702	372,848	21,863	54,768
Commercial real estate	130,507	131,623	133,661	135,271	139,111	(1,116)	(8,604)
Lease financing	15,243	14,986	16,046	16,182	16,301	257	(1,058)
Total commercial	573,366	552,362	543,309	533,155	528,260	21,004	45,106
Residential mortgage	242,848	244,562	246,512	248,739	251,256	(1,714)	(8,408)
Credit card	58,245	56,420	54,985	55,363	55,699	1,825	2,546
Auto	48,231	44,292	41,865	41,967	42,466	3,939	5,765
Other consumer	33,159	31,041	30,048	28,958	28,672	2,118	4,487
Total consumer	382,483	376,315	373,410	375,027	378,093	6,168	4,390
Total loans	$955,849	928,677	916,719	908,182	906,353	27,172	49,496

Average Interest Rates
Commercial and industrial	5.94%	6.26	6.29	6.34	6.73
Commercial real estate	5.94	6.15	6.17	6.19	6.52
Lease financing	5.86	5.85	5.72	5.78	5.77
Total commercial	5.93	6.23	6.24	6.28	6.65
Residential mortgage	3.72	3.72	3.70	3.68	3.68
Credit card	12.27	12.70	12.65	12.74	12.53
Auto	5.70	5.59	5.48	5.33	5.29
Other consumer	6.98	7.40	7.47	7.61	7.97
Total consumer	5.55	5.59	5.52	5.51	5.48
Total loans	5.78	5.97	5.95	5.96	6.16
(1)Includes $26.2 billion, $25.1 billion, $23.1 billion, $21.7 billion, and $21.4 billion at December 31, September 30, June 30, and March 31, 2025, and December 31, 2024, respectively, of securities-based loans originated by the Wealth and Investment Management operating segment.

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Dec 31, 2025		Sep 30, 2025		Jun 30, 2025		Mar 31, 2025		Dec 31, 2024		Dec 31, 2025 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Sep 30, 2025	Dec 31, 2024
By product:
Commercial and industrial	$157	0.15%	$131	0.13%	$179	0.18%	$108	0.11%	$132	0.14%	$26	25
Commercial real estate	158	0.48	107	0.32	61	0.18	95	0.28	261	0.74	51	(103)
Lease financing	10	0.26	12	0.32	7	0.17	8	0.20	10	0.23	(2)	—
Total commercial	325	0.22	250	0.18	247	0.18	211	0.16	403	0.30	75	(78)
Residential mortgage	(13)	(0.02)	(22)	(0.04)	(3)	—	(15)	(0.02)	(14)	(0.02)	9	1
Credit card	583	3.97	571	4.02	622	4.54	650	4.76	628	4.49	12	(45)
Auto	60	0.49	50	0.45	30	0.29	64	0.62	82	0.77	10	(22)
Other consumer	91	1.09	93	1.19	101	1.35	99	1.39	112	1.56	(2)	(21)
Total consumer	721	0.75	692	0.73	750	0.81	798	0.86	808	0.85	29	(87)
Total net loan charge-offs	$1,046	0.43%	$942	0.40%	$997	0.44%	$1,009	0.45%	$1,211	0.53%	$104	(165)
By segment:
Consumer Banking and Lending	$775	0.93%	$766	0.93%	$818	1.04%	$877	1.12%	$887	1.10%	$9	(112)
Commercial Banking	90	0.16	83	0.15	98	0.17	41	0.07	111	0.20	7	(21)
Corporate and Investing Banking	181	0.23	94	0.13	75	0.11	97	0.14	214	0.31	87	(33)
Wealth and Investment Management	—	—	(1)	—	6	0.03	(6)	(0.03)	(1)	—	1	1
Corporate	—	—	—	—	—	—	—	—	—	—	—	—
Total net loan charge-offs	$1,046	0.43%	$942	0.40%	$997	0.44%	$1,009	0.45%	$1,211	0.53%	$104	(165)
(1)Quarterly net loan charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Dec 31, 2025 $ Change from
($ in millions)	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2025	Dec 31, 2024
Balance, beginning of period	$14,311	14,568	14,552	14,636	14,739	(257)	(428)
Provision for credit losses for loans	1,071	687	1,007	925	1,116	384	(45)
Net loan charge-offs:
Commercial and industrial	(157)	(131)	(179)	(108)	(132)	(26)	(25)
Commercial real estate	(158)	(107)	(61)	(95)	(261)	(51)	103
Lease financing	(10)	(12)	(7)	(8)	(10)	2	—
Total commercial	(325)	(250)	(247)	(211)	(403)	(75)	78
Residential mortgage	13	22	3	15	14	(9)	(1)
Credit card	(583)	(571)	(622)	(650)	(628)	(12)	45
Auto	(60)	(50)	(30)	(64)	(82)	(10)	22
Other consumer	(91)	(93)	(101)	(99)	(112)	2	21
Total consumer	(721)	(692)	(750)	(798)	(808)	(29)	87
Net loan charge-offs	(1,046)	(942)	(997)	(1,009)	(1,211)	(104)	165
Other	1	(2)	6	—	(8)	3	9
Balance, end of period	$14,337	14,311	14,568	14,552	14,636	26	(299)
Components:
Allowance for loan losses	$13,797	13,744	13,961	14,029	14,183	53	(386)
Allowance for unfunded credit commitments	540	567	607	523	453	(27)	87
Allowance for credit losses for loans	$14,337	14,311	14,568	14,552	14,636	26	(299)
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	3.32x	3.68	3.49	3.43	2.95
Allowance for loan losses as a percentage of:
Total loans	1.40%	1.46	1.51	1.54	1.55
Nonaccrual loans	168	181	180	176	183
Allowance for credit losses for loans as a percentage of:
Total loans	1.45	1.52	1.58	1.59	1.60
Nonaccrual loans	175	188	188	182	189

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Dec 31, 2025		Sep 30, 2025		Jun 30, 2025		Mar 31, 2025		Dec 31, 2024
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial and industrial	$4,510	1.00%	$4,376	1.05%	$4,306	1.07%	$4,331	1.11%	$4,151	1.09%
Commercial real estate	2,737	2.07	2,965	2.28	3,317	2.50	3,365	2.51	3,583	2.62
Lease financing	210	1.35	211	1.38	212	1.41	234	1.45	212	1.29
Total commercial	7,457	1.24	7,552	1.34	7,835	1.43	7,930	1.47	7,946	1.49
Residential mortgage (1)	555	0.23	569	0.23	568	0.23	542	0.22	541	0.22
Credit card	4,956	8.32	4,907	8.61	4,910	8.88	4,840	8.86	4,869	8.61
Auto	817	1.62	717	1.56	657	1.53	629	1.52	636	1.50
Other consumer	552	1.62	566	1.73	598	1.95	611	2.08	644	2.19
Total consumer	6,880	1.78	6,759	1.78	6,733	1.80	6,622	1.77	6,690	1.77
Total allowance for credit losses for loans	$14,337	1.45%	$14,311	1.52%	$14,568	1.58%	$14,552	1.59%	$14,636	1.60%
By segment:
Consumer Banking and Lending	$7,734	2.33%	$7,599	2.32%	$7,458	2.36%	$7,332	2.32%	$7,470	2.32%
Commercial Banking	2,194	0.96	2,184	0.98	2,368	1.03	2,509	1.10	2,364	1.06
Corporate and Investing Banking	4,167	1.25	4,275	1.41	4,470	1.54	4,444	1.58	4,551	1.63
Wealth and Investment Management	241	0.27	251	0.29	264	0.31	258	0.31	241	0.29
Corporate	1	0.11	2	0.22	8	0.27	9	0.20	10	0.20
Total allowance for credit losses for loans	$14,337	1.45%	$14,311	1.52%	$14,568	1.58%	$14,552	1.59%	$14,636	1.60%
(1)Includes negative allowance for expected recoveries of amounts previously charged off.

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Dec 31, 2025		Sep 30, 2025		Jun 30, 2025		Mar 31, 2025		Dec 31, 2024		Dec 31, 2025 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Sep 30, 2025	Dec 31, 2024
By product:
Nonaccrual loans:
Commercial and industrial	$1,312	0.29%	$1,050	0.25%	$925	0.23%	$969	0.25%	$763	0.20%	$262	549
Commercial real estate	3,879	2.93	3,334	2.56	3,556	2.68	3,836	2.86	3,771	2.76	545	108
Lease financing	75	0.48	75	0.49	82	0.54	78	0.48	84	0.51	—	(9)
Total commercial	5,266	0.88	4,459	0.79	4,563	0.83	4,883	0.90	4,618	0.86	807	648
Residential mortgage (1)	2,838	1.17	3,057	1.25	3,090	1.26	2,982	1.20	2,991	1.20	(219)	(153)
Auto	70	0.14	71	0.15	76	0.18	83	0.20	89	0.21	(1)	(19)
Other consumer	27	0.08	27	0.08	28	0.09	30	0.10	32	0.11	—	(5)
Total consumer	2,935	0.76	3,155	0.83	3,194	0.85	3,095	0.83	3,112	0.82	(220)	(177)
Total nonaccrual loans	8,201	0.83	7,614	0.81	7,757	0.84	7,978	0.87	7,730	0.85	587	471
Foreclosed assets	302		218		207		247		206		84	96
Total nonperforming assets	$8,503	0.86%	$7,832	0.83%	$7,964	0.86%	$8,225	0.90%	$7,936	0.87%	$671	567
By segment:
Consumer Banking and Lending	$2,941	0.88%	$3,181	0.97%	$3,054	0.97%	$3,011	0.95%	$3,029	0.94%	$(240)	(88)
Commercial Banking	1,324	0.58	1,086	0.49	1,489	0.65	1,536	0.67	1,173	0.53	238	151
Corporate and Investing Banking	3,973	1.19	3,276	1.08	3,132	1.08	3,442	1.23	3,508	1.26	697	465
Wealth and Investment Management	265	0.29	289	0.33	289	0.34	236	0.28	226	0.27	(24)	39
Corporate	—	—	—	—	—	—	—	—	—	—	—	—
Total nonperforming assets	$8,503	0.86%	$7,832	0.83%	$7,964	0.86%	$8,225	0.90%	$7,936	0.87%	$671	567
(1)Residential mortgage loans are not placed on nonaccrual status when they are insured or guaranteed by U.S. government agencies, such as the Federal Housing Administration or the Department of Veterans Affairs.

Wells Fargo & Company and Subsidiaries
COMMERCIAL LOAN PORTFOLIO

	Dec 31, 2025			Sep 30, 2025			Dec 31, 2024
($ in millions)	Nonaccrual loans	Loans outstanding balance	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	Total commitments (1)
Commercial and industrial loans and lease financing by industry:
Financials except banks
Asset managers and funds (2)	$1	84,854	141,129	1	71,882	124,442	1	59,847	106,926
Commercial finance (3)	108	60,955	97,757	20	56,374	93,431	2	51,786	84,652
Consumer finance (4)	129	27,794	45,321	133	24,280	41,054	5	20,840	34,669
Real estate finance (5)	7	34,514	39,043	11	31,101	34,498	16	24,358	29,329
Total financials except banks	245	208,117	323,250	165	183,637	293,425	24	156,831	255,576
Technology, telecom and media	49	26,552	78,922	117	25,353	65,988	106	23,590	61,813
Real estate and construction	66	29,321	60,900	70	29,329	60,547	92	24,839	52,741
Equipment, machinery and parts manufacturing	33	25,985	54,078	66	24,949	51,903	35	25,135	51,150
Retail	208	19,644	42,865	85	20,454	43,224	91	17,709	43,374
Materials and commodities	100	13,609	35,731	104	14,217	34,747	100	13,624	37,365
Food and beverage manufacturing	286	17,838	33,951	8	17,273	33,241	9	16,665	35,079
Auto related	7	16,984	32,169	6	16,061	30,748	8	16,507	30,537
Oil, gas and pipelines	3	10,237	31,738	5	9,709	30,047	3	10,503	30,486
Health care and pharmaceuticals	22	13,513	31,552	35	13,811	31,365	27	13,620	30,726
Diversified or miscellaneous	58	11,905	29,908	77	11,757	27,608	9	9,115	22,847
Utilities	18	8,232	28,187	18	8,132	27,919	—	6,641	24,735
Commercial services	65	11,481	27,563	76	10,848	27,673	78	11,152	26,968
Entertainment and recreation	17	13,208	20,841	23	12,253	18,388	53	12,672	19,691
Insurance and fiduciaries	1	6,128	19,223	1	4,863	16,915	2	4,368	15,753
Transportation services	156	8,237	16,737	183	7,974	15,646	154	9,560	16,477
Other	53	26,620	45,906	86	22,595	41,561	56	25,123	44,324
Total commercial and industrial loans and lease financing	1,387	467,611	913,521	1,125	433,215	850,945	847	397,654	799,642
Commercial real estate loans by property type (6):
Apartments	386	36,974	41,554	287	37,677	41,732	85	39,758	44,783
Industrial/warehouse	42	25,959	31,377	46	23,854	30,020	74	24,038	26,178
Office	2,461	21,958	23,360	2,450	23,670	24,613	3,136	27,380	28,768
Hotel/motel	719	12,764	13,154	289	11,882	12,262	190	11,506	12,015
Retail (excluding shopping center)	43	10,568	11,476	96	10,714	11,687	161	11,345	11,951
Shopping center	53	9,353	9,800	55	8,092	8,514	93	8,113	8,571
Institutional	11	5,402	5,852	12	5,891	6,151	12	5,186	5,524
Other	164	9,306	11,080	99	8,470	10,375	20	9,179	11,220
Total commercial real estate loans	3,879	132,284	147,653	3,334	130,250	145,354	3,771	136,505	149,010
Total commercial loans	$5,266	599,895	1,061,174	4,459	563,465	996,299	4,618	534,159	948,652
(1)Total commitments consist of loans outstanding plus unfunded credit commitments, excluding issued letters of credit and discretionary amounts where our approval or consent is required prior to any loan funding or commitment increase.
(2)Includes loans for subscription or capital calls and loans to prime brokerage customers and securities firms.
(3)Includes asset-based lending and leasing, including loans to special purpose entities, loans to commercial leasing entities, and structured lending facilities to commercial loan managers.
(4)Includes originators or servicers of financial assets collateralized by consumer loans such as auto loans and leases, and credit cards.
(5)Includes originators or servicers of financial assets collateralized by commercial or residential real estate loans.
(6)Our commercial real estate (CRE) loan portfolio is comprised of CRE mortgage and CRE construction loans.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on venture capital investments in consolidated portfolio companies, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Dec 31, 2025 % Change from
($ in millions)		Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2025	Dec 31, 2024
Tangible book value per common share:
Total equity		$183,038	183,012	182,954	182,906	181,066	—%	1
Adjustments:
Preferred stock		(16,608)	(16,608)	(16,608)	(18,608)	(18,608)	—	11
Additional paid-in capital on preferred stock		141	141	141	145	144	—	(2)
Noncontrolling interests		(1,920)	(1,858)	(1,843)	(1,816)	(1,946)	(3)	1
Total common stockholders' equity	(A)	164,651	164,687	164,644	162,627	160,656	—	2
Adjustments:
Goodwill		(24,967)	(25,069)	(25,071)	(25,066)	(25,167)	—	1
Certain identifiable intangible assets (other than MSRs)		(823)	(863)	(902)	(65)	(73)	5	NM
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		(705)	(698)	(674)	(674)	(735)	(1)	4
Applicable deferred taxes related to goodwill and other intangible assets (1)		1,063	1,062	1,060	954	947	—	12
Tangible common equity	(B)	$139,219	139,119	139,057	137,776	135,628	—	3
Common shares outstanding	(C)	3,092.6	3,148.9	3,220.4	3,261.7	3,288.9	(2)	(6)
Book value per common share	(A)/(C)	$53.24	52.30	51.13	49.86	48.85	2	9
Tangible book value per common share	(B)/(C)	45.02	44.18	43.18	42.24	41.24	2	9
NM – Not meaningful
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Dec 31, 2025 % Change from		Year ended
($ in millions)		Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	% Change
Return on average tangible common equity:
Net income applicable to common stock	(A)	$5,114	5,341	5,214	4,616	4,801	(4)%	7	$20,285	18,606	9%
Average total equity		183,844	183,428	183,268	183,358	182,933	—	—	183,476	183,879	—
Adjustments:
Preferred stock		(16,608)	(16,608)	(18,278)	(18,608)	(18,608)	—	11	(17,517)	(18,581)	6
Additional paid-in capital on preferred stock		141	141	143	145	144	—	(2)	142	147	(3)
Noncontrolling interests		(1,879)	(1,850)	(1,818)	(1,894)	(1,803)	(2)	(4)	(1,860)	(1,751)	(6)
Average common stockholders’ equity	(B)	165,498	165,111	163,315	163,001	162,666	—	2	164,241	163,694	—
Adjustments:
Goodwill		(25,055)	(25,070)	(25,070)	(25,135)	(25,170)	—	—	(25,082)	(25,172)	—
Certain identifiable intangible assets (other than MSRs)		(847)	(889)	(863)	(69)	(78)	5	NM	(670)	(95)	NM
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		(698)	(674)	(674)	(734)	(772)	(4)	10	(695)	(895)	22
Applicable deferred taxes related to goodwill and other intangible assets (1)		1,063	1,061	989	952	945	—	12	1,355	935	45
Average tangible common equity	(C)	$139,961	139,539	137,697	138,015	137,591	—	2	$139,149	138,467	—
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	12.3%	12.8	12.8	11.5	11.7			12.4%	11.4%
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	14.5	15.2	15.2	13.6	13.9			14.6	13.4
NM – Not meaningful
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III (1)

		Estimated
($ in billions)		Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024
Total equity		$183.0	183.0	183.0	182.9	181.1
Adjustments:
Preferred stock		(16.6)	(16.6)	(16.6)	(18.6)	(18.6)
Additional paid-in capital on preferred stock		0.1	0.2	0.1	0.1	0.1
Noncontrolling interests		(1.8)	(1.9)	(1.9)	(1.8)	(1.9)
Total common stockholders' equity		164.7	164.7	164.6	162.6	160.7
Adjustments:
Goodwill		(25.0)	(25.1)	(25.1)	(25.1)	(25.2)
Certain identifiable intangible assets (other than MSRs)		(0.8)	(0.9)	(0.9)	(0.1)	(0.1)
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		(0.7)	(0.7)	(0.7)	(0.7)	(0.7)
Applicable deferred taxes related to goodwill and other intangible assets (2)		1.1	1.1	1.1	1.0	0.9
Other		(2.0)	(2.5)	(2.6)	(2.1)	(1.0)
Common Equity Tier 1 under the Standardized and Advanced Approaches	(A)	137.3	136.6	136.4	135.6	134.6
Preferred stock		16.6	16.6	16.6	18.6	18.6
Additional paid-in capital on preferred stock		(0.1)	(0.2)	(0.1)	(0.1)	(0.1)
Other		(0.2)	(0.2)	(0.2)	(0.2)	(0.2)
Total Tier 1 capital under the Standardized and Advanced Approaches	(B)	153.6	152.8	152.7	153.9	152.9

Long-term debt and other instruments qualifying as Tier 2		16.8	16.7	17.3	17.6	17.6
Qualifying allowance for credit losses (3)		14.6	14.6	14.6	14.4	14.5
Other		(0.3)	(0.4)	(0.4)	(0.4)	(0.3)
Total Tier 2 capital under the Standardized Approach	(C)	31.1	30.9	31.5	31.6	31.8
Total qualifying capital under the Standardized Approach	(B)+(C)	$184.7	183.7	184.2	185.5	184.7

Long-term debt and other instruments qualifying as Tier 2		16.8	16.7	17.3	17.6	17.6
Qualifying allowance for credit losses (3)		4.5	4.4	4.3	4.3	4.3
Other		(0.3)	(0.4)	(0.4)	(0.4)	(0.3)
Total Tier 2 capital under the Advanced Approach	(D)	21.0	20.7	21.2	21.5	21.6
Total qualifying capital under the Advanced Approach	(B)+(D)	$174.6	173.5	173.9	175.4	174.5
Total risk-weighted assets (RWAs) under the Standardized Approach	(E)	$1,293.4	1,242.4	1,225.9	1,222.0	1,216.1
Total RWAs under the Advanced Approach	(F)	$1,113.2	1,072.2	1,070.4	1,063.6	1,085.0

Ratios under the Standardized Approach:
Common Equity Tier 1	(A)/(E)	10.6%	11.0	11.1	11.1	11.1
Tier 1 capital	(B)/(E)	11.9	12.3	12.5	12.6	12.6
Total capital	(B)+(C)/(E)	14.3	14.8	15.0	15.2	15.2

Ratios under the Advanced Approach:
Common Equity Tier 1	(A)/(F)	12.3%	12.7	12.7	12.7	12.4
Tier 1 capital	(B)/(F)	13.8	14.3	14.3	14.5	14.1
Total capital	(B)+(D)/(F)	15.7	16.2	16.2	16.5	16.1
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(3)Differences between the approaches are driven by the qualifying amounts of ACL includable in Tier 2 capital. Under the Advanced Approach, eligible credit reserves represented by the amount of qualifying ACL in excess of expected credit losses (using regulatory definitions) is limited to 0.60% of Advanced credit RWAs, whereas the Standardized Approach includes ACL in Tier 2 capital up to 1.25% of Standardized credit RWAs. Under both approaches, any excess ACL is deducted from the respective total RWAs.

Wells Fargo & Company and Subsidiaries
NET INTEREST INCOME EXCLUDING MARKETS
We also evaluate the Company’s net interest income excluding the net interest income of the Corporate and Investment Banking Markets (Markets) line of business. Net interest income excluding Markets is a non-GAAP financial measure that management believes is useful because it enables management, investors, and others to assess the net interest income from the Company's lending, investing, and deposit-raising activities without the volatility that may be associated with Markets activities.
The table below provides a reconciliation of this non-GAAP financial measure to a GAAP financial measure.

	Quarter ended					Dec 31, 2025 % Change from		Year ended
($ in millions)	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	% Change
Net interest income	$12,331	11,950	11,708	11,495	11,836	3%	4	$47,484	47,676	—%
Markets net interest income	358	144	104	131	180	149	99	737	396	86
Net interest income excluding Markets	$11,973	11,806	11,604	11,364	11,656	1%	3	$46,747	47,280	(1)%
CHANGES IN TRADING ASSETS AND LIABILITIES

In fourth quarter 2025, we changed the presentation of certain items on our consolidated balance sheet, including trading assets and liabilities. We also reclassified the gains (losses) related to our physical commodities inventory, including the related hedging impacts, from other noninterest income to net gains from trading activities. Prior period balances have been revised to conform with the current period presentation. The table below presents the impact of these changes to our consolidated statement of income.

	Quarter ended												Year ended
	September 30, 2025			June 30, 2025			March 31, 2025			December 31, 2024			December 31, 2024
($ in millions)	As previously reported	Effect of change (1)	As revised	As previously reported	Effect of change (1)	As revised	As previously reported	Effect of change (1)	As revised	As previously reported	Effect of change (1)	As revised	As previously reported	Effect of change (1)	As revised
Selected Income Statement Data
Noninterest income:
Net gains from trading activities	$1,466	(58)	1,408	1,270	106	1,376	1,373	11	1,384	950	53	1,003	5,284	82	5,366
Other noninterest income (1)	555	58	613	895	(106)	789	813	(11)	802	396	(53)	343	2,321	(82)	2,239
(1)Other noninterest income includes lease income, which was previously separately disclosed on our consolidated statement of income.